EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
Supplement to Prospectus dated March 1, 2011

The following replaces the first paragraph under “Tax-Managed Equity Asset Allocation Fund” in “Management and Organization”:

Tax-Managed Equity Asset Allocation Fund. Under Tax-Managed Equity Asset Allocation Fund’s investment advisory agreement, Eaton Vance receives the following monthly advisory fee:

Annual Fee Rate
Daily Net Assets	(for each level)*

Up to $500 million	0.750%
$500 million but less than $1 billion	0.700%
$1 billion but less than $1.5 billion	0.675%
$1.5 billion but less than $2.5 billion	0.650%
$2.5 billion and over	0.625%

*Effective May 1, 2011, Eaton Vance contractually agreed to reduce its advisory fee as stated above. This contractual reduction cannot be terminated or modified without Trustee and shareholder approval.

Prior to May 1, 2011, Eaton Vance received a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Fund up to $500 million. On net assets of $500 million but less than $1 billion, the annual fee rate was 0.75%. On net assets of $1 billion and over the annual fee was reduced. The advisory fee payable by the Fund is reduced by the Fund’s allocable portion of the advisory fees paid by the Portfolios in which it invests. For the fiscal year ended October 31, 2010, the effective annual rate of investment advisory fee was 0.80% of its average daily net assets.

September 16, 2011	5320-9/11	TMCOMBPS4